UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 23, 2005

IPC Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

American International Building,
29 Richmond Road
Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 8.01.      Other Events.
     On September 22, 2005, IPC Holdings, Ltd. announced its initial estimate of the impact of Hurricane Katrina on its results of operations. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.      Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press release of IPC Holdings, Ltd. issued September 22, 2005 reporting on the Company’s initial estimate of the impact of Hurricane Katrina on its results of operations

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC HOLDINGS, LTD.
By	/s/ James P. Bryce
James P. Bryce
President and Chief Executive Officer

Date: September 23, 2005

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of IPC Holdings, Ltd. issued September 22, 2005 reporting on the Company’s initial estimate of the impact of Hurricane Katrina on its results of operations

4